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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: December 9, 2003






                               INSILCO HOLDING CO.
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             (Exact Name of Registrant as specified in its charter)






            Delaware                    0-24813                 06-1158291
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(State or other jurisdiction of   (Commission File No.)       (IRS Employer
 incorporation or organization)                           Identification Number)





                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468
               --------------------------------------------------
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

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ITEM 5. OTHER EVENTS.

On December 16, 2002, Insilco Holding Co., a Delaware corporation ("Holdings"), the parent Company of Insilco Technologies, Inc., a Delaware corporation ("Insilco"), Insilco and seven of Insilco's subsidiaries, Insilco International Holding, Inc., a Delaware corporation, Precision Cable Mfg. Co. Inc., a Texas corporation, Stewart Stamping Corporation, a Delaware corporation, InNet Technologies, Inc., a California corporation, Stewart Connector Systems, Inc. a Pennsylvania corporation, Eyelets For Industry, Inc., a Connecticut corporation, and its subsidiary EFI Metal Forming, Inc., a Connecticut corporation and Signal Transformer Co., Inc., a Delaware corporation and its subsidiary Signal Caribe, Inc., a Delaware corporation, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware, Case No. 02-13672.

Pursuant to the procedure prescribed in Staff Legal Bulletin No. 2, on December 20, 2002, Holdings sought a no-action position from the Staff of the Commission that would permit Holdings to file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, as well as other information concerning developments in its bankruptcy proceedings in lieu of filing its annual and quarterly reports under the Securities Exchange Act of 1934. Holdings would continue to comply with all other requirements of the Exchange Act, including (but not limited to) Section 14A regarding the solicitation of proxies.

The Staff granted the no-action position request on March 18, 2003. Therefore, in conformity with the provisions of Staff Legal Bulletin No. 2, Holdings files herewith its financial report, for the period ended November 21, 2003, filed with the Bankruptcy Court on December 8, 2003 (the "Report").

THE REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. THE FINANCIAL INFORMATION INCLUDED IN THIS REPORT IS ONLY REPRESENTATIVE OF THE FILING COMPANIES AS LISTED ABOVE.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

            EXHIBIT NO.                      DESCRIPTION

              99 (a) Transmittal of Financial Reports with Operating Requirements for the period ended November 21, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 INSILCO HOLDING CO.
                                                 -------------------------------
                                                 Registrant



Date: December 9, 2003                           By: /s/ Carol G. Stebbins
                                                     ---------------------------
                                                     Carol G. Stebbins
                                                     President

                                  EXHIBIT INDEX





   EXHIBIT NO.                             DESCRIPTION
   -----------                             -----------


      99 (a) Transmittal of Financial Reports with Operating Requirements for the period ended November 21, 2003.